                                                                    Exhibit 10.1



                        1998 INCENTIVE COMPENSATION PLAN



                            MICHAEL BAKER CORPORATION

                                      INDEX

ARTICLE I - GENERAL
1.1  ESTABLISHMENT OF THE PLAN
1.2  PURPOSE
1.3  ADMINISTRATION

ARTICLE II - DEFINITIONS

2.1  DEFINITIONS
2.2  GENDER AND NUMBER

ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1  ELIGIBILITY
3.2  PARTICIPATION
3.3  PARTIAL PLAN YEAR PARTICIPATION

ARTICLE IV - AWARDS

4.1  COMPONENTS OF PARTICIPATION AWARDS
4.2  CORPORATE PERFORMANCE MEASURES AND GOALS
4.3  INDIVIDUAL PERFORMANCE REVIEW CRITERIA
4.4  BUSINESS UNIT PERFORMANCE
4.5  BUSINESS SEGMENT PERFORMANCE
4.6  INDIVIDUAL PERFORMANCE
4.7  DISCRETIONARY AWARDS

ARTICLE V - PAYMENT OF AWARDS

5.1  PAYMENT OF AWARDS
5.2  PLAN FUNDING

ARTICLE VI - CHANGE IN CONTROL

6.1  CHANGE IN CONTROL
6.2  DEFINITION OF CHANGE IN CONTROL

ARTICLE VII - MISCELLANEOUS PROVISIONS

7.1  NON-TRANSFERABILITY
7.2  TAX WITHHOLDING
7.3  AMENDMENTS
7.4  INDEMNIFICATION
7.5  BENEFICIARY DESIGNATION
7.6  RIGHTS OF PARTICIPANTS
7.7  GOVERNING LAW
7.8  EFFECTIVE DATE

1998 INCENTIVE COMPENSATION PLAN - ATTACHMENT 1
     ELIGIBILITY
     OPPORTUNITY
     PERFORMANCE MEASUREMENT
     POTENTIAL PAYOUT (PERCENTAGE OF ANNUAL SALARY)
     FREQUENCY OF PAYOUT

                        1998 INCENTIVE COMPENSATION PLAN
                            MICHAEL BAKER CORPORATION



ARTICLE I

GENERAL

1.1  ESTABLISHMENT OF THE PLAN:

Michael Baker Corporation, a Pennsylvania corporation (the "Company"), hereby adopts this Plan, which shall be known as the MICHAEL BAKER CORPORATION 1998 INCENTIVE COMPENSATION PLAN (the "Plan").

1.2  PURPOSE:

The purpose of the Plan is to focus attention on shareholder value, drive performance in support of this goal and other business goals, and reward individual performance.

1.3  ADMINISTRATION:

(a) The Plan shall be administered by the Incentive Compensation Committee (the "Committee"), of the Company with the concurrence of the Compensation Committee of the Board of Directors of the Company. The members of the Committee shall be appointed by the Chief Executive Officer (the "CEO"), and any vacancy on the Committee shall be filled by an appointee of the CEO.

(b) Subject to the limitations of the Plan, the Committee shall, subject to approval by the CEO and Compensation Committee of the Board of Directors:
     (i) select from the regular, full-time exempt Employees of the Company, those who shall participate in the Plan (a "Participant" or "Participants"), (ii) make awards in such forms and amounts as the Committee shall determine, (iii) impose such limitations, restrictions, and conditions upon such awards as the Committee shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder, and (vi) make all necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other Persons.

ARTICLE II

DEFINITIONS

2.1 DEFINITIONS:

Whenever used herein, the following terms shall have the meaning set forth below, unless otherwise expressly provided.

(a) "Base Salary" shall mean the regular salary actually paid during a Plan Year to a participant while participating in the Plan. Regular salary shall include any salary reduction contributions made to the Company's Internal Revenue Code Section 401(k) Plan or other deferred compensation plans, but exclusive of any awards under this Plan and of any other bonuses, incentive pay, exercise of stock options, overtime pay, special awards, hiring/retention awards, car allowances, imputed income related to company provided life insurance, reimbursement for moving expenses, tuition reimbursement, additional compensation related to international assignments such as expatriate differential compensation, tax equalization, etc., or any other extraordinary income.

(b)  "Board" shall mean the Board of Directors of Michael Baker Corporation.

(c) "Committee" shall mean the Incentive Compensation Committee of the Company, which shall consist of at least three employees of the Company.

(d)  "Company" shall mean Michael Baker Corporation and its Subsidiaries.

(e)  "Corporate" shall mean relating to Michael Baker Corporation.

(f) "Employee" shall mean a regular, full-time, exempt Employee of the Company who is in a position meeting the defined eligibility criteria for participation in the Plan, as stated in Section 3.1.

(g) "Participant" shall mean an Employee who is approved by the Committee for participation in the Plan for a specified Plan Year.

(h) "Performance Management Process" shall mean the Company's three-step performance cycle. The cycle begins with setting individual performance goals, followed by performance coaching, and ending with formal performance review at the end of the performance period.

(i)  "Plan Year" shall mean the Company's fiscal year.

(j) "Business Unit" shall mean, in 1998, the operating units of: Buildings, Civil, Energy, Environmental and Transportation, and any other Business Unit added during the year.

(k)  "Business  Segment"  shall  mean,  in  1998,  Business  Unit  segments  of:
     Buildings-Design,  Buildings-Construction,  Civil-Engineering,  Civil-Baker
     Support Services, Inc., Energy-Baker/MO, Transportation-Engineering and Transportation-Construction (Heavy & Highway) and any other Business Segment added during the year.

(l)  "Contribution to Corporate Overhead and Profit" shall mean the following:

     Business Unit Level -- Income before income taxes plus Corporate overhead, Engineering Support overhead (related only to Engineering segments), I/C insurance premiums (VGIC), and internal interest expense (VGIC).

     Engineering  Segment  Level -- Income  before  income taxes plus  Corporate
     overhead,  Business  unit  overhead,   Engineering  Support  Overhead,  I/C
     insurance premiums (VGIC), and internal interest expense (VGIC).

     Non-Engineering Segment Level -- Income before income taxes plus Corporate overhead, Business unit overhead, I/C insurance premiums (VGIC) and internal interest expense (VGIC).


2.2  GENDER AND NUMBER:

Except when otherwise indicated by the context, words in the masculine gender, when used in the Plan, shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY:

Eligibility for participation in the Plan shall be limited to regular, full-time exempt Employees of the Company.

3.2  PARTICIPATION:

Participation in the Plan shall be determined by the executive management of the Company. The CEO shall determine Corporate participants and the Business Unit Heads shall determine Business Unit participants, in all cases with the concurrence of the Michael Baker Corporation CEO and the Compensation Committee of the Board of Directors of the Company. The number of participants in the Plan shall be influenced by the Business Unit's ability to financially support the accrual for the projected payout opportunity. (See Plan Funding 5.2 on page 11) Participants are to include executive management, business unit managers, and selected managers who are accountable for significant contributions to Corporate, as determined by the CEO, and to the Business Unit, as determined by the Business Unit head. Participants are to be designated as having accountability associated with Corporate, overall Business Unit or specific Business Segment performance. Participants are to be designated as having Tier 1 or Tier 2 accountability as defined in an attachment to the Plan.

3.3  PARTIAL PLAN YEAR PARTICIPATION:

An Employee who becomes eligible after the beginning of a Plan Year may participate in the Plan for that Plan Year. Such situations may include, but are not limited to (i) new hires, (ii) when an Employee is promoted from a position which did not meet the eligibility criteria, (iii) when an Employee is transferred from an affiliate which does not participate in the Plan, or (iv) when job responsibilities become consistent with other Plan participants.

The CEO retains the right to prohibit or allow participation in the initial Plan Year of eligibility for any of the aforementioned Employees. Any so added participant will be eligible to receive a pro-rated share based upon a 2,080 work-hour year.

Any Employee who leaves the employment of the company prior to July 1 of the Plan Year is not eligible to receive any payout from the Plan for that year. Subject to the conditions of the following sentence, any employee who leaves the employment of the Company after June 30 of the Plan Year is eligible to receive a pro-rata payout from the Plan for that year based upon the percent of the fiscal year employed. Employees who are terminated for cause or voluntarily resign their positions from the company at any time during the Plan year are not eligible to receive any payout from the Plan that year.


ARTICLE IV

AWARDS

4.1  COMPONENTS OF PARTICIPANT AWARDS:

Each award may be based on (i) Corporate performance, (ii) Business Unit performance, (iii) Business Segment/individual performance plan accomplishments.

4.2  CORPORATE PERFORMANCE MEASURES AND GOALS:

For each Plan Year, the Compensation Committee of the Board of Directors and the CEO shall agree on a range of performance goals for Corporate results. Each performance range shall include a level of performance at which awards shall be earned.

Measures of performance may include, but are not limited to, one or more financial ratios such as earnings per share, profitability, return on equity and return on assets. Performance measures need not be the same within the Company.

For 1998, corporate results shall be dependent upon audited corporate earnings per share (after all incentives have been paid). Payouts related to this part of the plan will be based upon step accomplishments and should not be pro-rated. For treatment of corporate payouts, please refer to sections 4.5 and 4.6.

For 1998, performance level goals for earnings per share are:

              Corporate
             Performance                  Goal Setting
                Level                 (Earnings Per Share)
                -----                 --------------------
           Level 1 On Plan                    $.66
           Level 2 Commendable                $.72
           Level 3 Outstanding                $.78

4.3  INDIVIDUAL PERFORMANCE REVIEW CRITERIA

In order for an individual to be eligible for any portion of an incentive compensation payout, they must receive at least a "3.0" or "Meets Expectations" on the performance review form. This change is made to further reinforce Baker's cultural strategy which embraces the importance of goal attainment and how those goals are attained. As in last year's plan, an individual must receive a "2.6" or greater on the performance plan in order to be eligible for the payout related to individual performance goals.

4.4  BUSINESS UNIT PERFORMANCE:

Business Unit performance shall be reflected in the final award based upon the Business Unit's Contribution to Corporate Overhead and Profit. The Incentive Compensation Committee shall establish and approve Competent, Commendable and Outstanding Contribution goals specific to each Business Unit at the beginning of the Plan year. The Competent goal shall serve as a Threshold target which must be met in order for Business Unit Managers and those having overall Business Unit accountability to be eligible to receive an incentive payout based upon their individual performance plans. In addition, the Competent goal shall serve as a Threshold target which must be met in order for all Business Segment participants to receive a payout based upon Business Unit performance. For Business Segment participants, the incentive compensation award related to Business Unit performance is based upon "step" accomplishment of Competent, Commendable, or Outstanding goals and is not to be pro-rated.

Any Business Unit with an objective of a positive contribution performance (net income before tax plus corporate overhead) which results in a year-end negative contribution, may be eligible for the portion of incentive compensation dependent on overall corporate earnings per share performance, pending CEO approval as advised by the Incentive Compensation Committee. Any Business Unit with an objective of a negative contribution performance (net income before tax plus corporate overhead) which results in a year-end more negative contribution, may be eligible for the portion of incentive compensation dependent on overall corporate earnings per share performance, pending CEO approval as advised by the Incentive Compensation Committee. Factors to be taken into consideration may include the amount of deviation from objective, impact of the contribution of the Business Unit to the Corporation and any extraordinary issues.

Any Business Unit with an objective of a negative contribution which results in a year-end more favorable performance, will be eligible for the portion of incentive compensation dependent on overall corporate performance.

4.5  BUSINESS SEGMENT PERFORMANCE:

Business Segment performance shall be reflected in the final award based on the Business Segment's Contribution to Corporate Overhead and Profit. The Incentive Compensation Committee shall approve Competent, Commendable and Outstanding Contribution goals specific to each Business Segment at the beginning of the Plan year. The Competent goal shall serve as a Threshold target which must be met in order for participants within the Segment to be eligible to receive an incentive payout based upon individual performance plans.

Any Business Segment with an objective of a positive contribution performance (net income before tax plus corporate overhead) which results in a year-end negative contribution, may be eligible for the portion of incentive compensation dependent on overall corporate earnings per share performance and/or Business Unit Contribution to Overhead and Profit, pending CEO approval as advised by the Incentive Compensation Committee. Any Business Segment with an objective of a negative contribution performance (net income before tax plus corporate overhead) which results in a year-end more negative contribution, may be eligible for the portion of incentive compensation dependent on overall corporate earnings per share performance and/or Business Unit Contribution to Overhead and Profit, pending CEO approval as advised by the Incentive Compensation Committee. Any Business Segment with an objective of a negative contribution which results in a year-end more favorable performance, will be eligible for the portion of incentive compensation dependent on overall corporate performance and Business Unit Contribution to Overhead and Profit.

4.6  INDIVIDUAL PERFORMANCE:

Individual performance shall be reflected in the final award based on the performance rating assigned to an Employee as part of the Performance Management Process and is based upon a number of factors established by the participant's manager(s) at the beginning of the Plan Year.

Guidelines of performance goals and percentage weights for Business Unit managers are recommended to be:

                                                            % of Business Unit
                                                            Performance Plans
                                                            -----------------
Business Unit Contribution to                                      20%
Corporate Overhead and Profit

New Work Added To The Company                                      45%

Cash Flow Return on Investment (CFROI)                             15%

Critical Success Factors (Continuous Improvement)                  10%

Human Resources Development                                        10%


Guidelines of performance goals and percentage weights for Business Segment participants are recommended to be:

                                                        % of Business Segment
                                                           and Individual
                                                          Performance Plans
                                                          -----------------
Business Segment Contribution to                                   20%
Corporate Overhead and Profit

New Work Added To The Company                                      45%

Accounts Receivables                                               15%

Critical Success Factors (Continuous Improvement)                  10%

Human Resources Development                                        10%


The above guidelines are recommended but are not prescriptive, particularly for functional positions (e.g.: finance, marketing, human resources). Individual performance measures for incentive compensation participants are to be developed jointly with the employee's immediate supervisor, be consistent with the participant's respective job responsibilities, and be included on the participant's performance plan. Participants may have plans that relate to corporate, unit or segment. The performance plans are to be submitted to the CEO by the Business Unit head or Functional Unit head by the designated time in the Plan year. For individuals who become eligible for participation in the Plan during the course of the year, a completed performance plan is to be submitted within four weeks of the individual becoming eligible for participation.

At the end of the Plan Year, incentive compensation participants' managers will determine the level of performance accomplished by the participant. Participant performance which does not meet or exceed the Meets Expectations-On Plan Performance-3 level on a specific goal will result in no incentive payout for that specific performance goal. Once performance has exceeded the Meets Expectations-On Plan Performance-3 level on a specific financial goal, any performance beyond the 3 level will result in a pro-rated weighted calculation of the incremental incentive compensation earned by the participant, until the maximum level 5 performance is achieved. Once performance has exceeded the Meets Expectations-On Plan Performance-3 level for major performance areas for functional unit employees, any performance beyond the 3 level will result in a pro-rated calculation, in increments of .5 (e.g.: 3.5, 4.0, 4.5 etc.), of the incremental incentive compensation earned by the participant, until the maximum level 5 performance is achieved.

Payout for participants meeting individual performance goals will occur when Business Unit or Business Segment (as applicable) operating profit accomplishes threshold performance indicated in each Business Unit's or Business Segment's Performance Plan (after all individual incentives have been paid).

The specific accomplishments associated with these goals are to be recorded on each participant's annual Performance Plan at the end of the Plan Year as part of the overall performance evaluation.

4.7     DISCRETIONARY AWARDS:

In addition to individual performance incentives, a discretionary pool may be created within Corporate and within each Business Unit to selectively award those individuals who have exceeded expected performance. Guidelines for discretionary awards are indicated within the Corporate and Business Units' Incentive Compensation Plan Summary in the attachments. Functional Unit discretionary awards are to be selected by the CEO with the concurrence of the Incentive Compensation Committee. Business Unit discretionary awards are to be selected by the Executive Vice President of the Business Unit with the concurrence of the Incentive Compensation Committee.


ARTICLE V

PAYMENT OF AWARDS

5.1  PAYMENT OF AWARDS:

At the end of each Plan Year, the CEO shall report the overall Corporate and individual performance levels to the Compensation Committee of the Board of Directors, who shall then approve the payment of awards.

The incentive compensation earned as a result of the Company achieving corporate profitability goals and through the achievement of Business Unit, Business Segment and individual goals, will be paid in cash no later than March 15 of the year after which it was earned.

5.2  PLAN FUNDING:

Accrual for the Incentive Compensation Plan will be established annually by the Committee, subject to the approval of the CEO. The approved accrual for the Incentive Compensation Plan shall pre-fund the amounts available to be earned for incentive compensation distributions. Any forfeitures associated with the termination of those in the incentive compensation plan prior to year-end will be allocated toward the funding of the incentive pool for the following year. In addition, if the incentive pool is not paid out in full because of Business Unit, Business Segment or participants' failure to achieve goals established under the Plan or the Performance Management Process, the unearned portion would be allocated toward the funding of the incentive pool for the following year.

Any excess pre-funding accrual based upon corporate goals which are not met and, therefore, not earned by Incentive Compensation Plan participants, will be removed from expense.


ARTICLE VI

CHANGE IN CONTROL


6.1  CHANGE IN CONTROL:

In the event of a Change in Control of the Company, as defined below, a Participant shall be entitled to, for the Plan Year in which the Change of Control occurs, the award determined using:

    (i) The Participant's actual Base Salary rate in effect on the date of the Change in Control,

    (ii) Actual Corporate performance results to the date of Change in Control, and

    (iii) Participant's Individual Performance results.

The Committee as constituted immediately prior to the Change in Control shall determine how actual Corporate performance should be measured for purposes of the award calculation in 6.1. The Committee's determination shall be conclusive and final.

Awards and any previously accrued awards shall be paid in cash to the Participant promptly following any discontinuance of the Plan on or after a Change of Control.

6.2  DEFINITION OF CHANGE IN CONTROL:

A "Change in Control" will be deemed to have occurred on the first to occur of the following:

(a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary, the Company's Stock Ownership Plan and Trust or any employee benefit plan(s) sponsored by the Company has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company;

(b) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

(c)  A solicitation  subject to Rule 14a-11 under the 1934 Act (or any successor
     Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Company or less than 51% of the members of the Board shall be Continuing Directors; or

(d) The shareholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of
     (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction.

The term "person" shall mean and include any individual, corporation, partnership, company, association or other "person," as such term is used in
Section 14(d) of the Exchange Act, other than the Company or any employee benefit plans sponsored by the Company.

"Continuing Directors" shall mean a director of the Company who either (a) was a director of the Company on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1 NON-TRANSFERABILITY:

No right of interest of any Participant in this Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge, and bankruptcy.

7.2  TAX WITHHOLDING:

The Company shall have the right to deduct from all payments under this Plan any foreign, Federal, state, or local taxes required by law to be withheld with respect to such payments.

7.3  AMENDMENTS:

The Company, in its absolute discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all other provisions of this Plan, or suspend or terminate it entirely; provided, that no such modification, amendment, suspension, or termination may reduce the right of a Participant (or his beneficiary as the case may be) to a payment or distribution in accordance with the provisions contained in this Plan or change to the detriment of a Participant of any potential rights in that Plan Year pursuant to Section 6.1 of this Plan.

7.4  INDEMNIFICATION:

Each person who is or shall have been a member of the Committee or the Board or who is or shall have been an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense, including, without limitation, fees and expenses of legal counsel, that may have been imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

7.5  BENEFICIARY DESIGNATION:

Each Participant under the Plan may name, from time to time, beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during his lifetime. In the absence of any such designation, or if the designated beneficiary is no longer living, benefits shall be paid to the surviving member(s) of the following classes of beneficiaries, with preference for classes in the order listed below:

(a) Participant's spouse (unless the parties were divorced or legally separated by court decree);

(b)  Participant's children (including children by adoption); or

(c)  Participant's executor or administrator.


Payment of benefits shall be made exclusively to the member(s) of the first class, in the order listed above, which has surviving member(s). If that class has more than one member, benefit payment shall be made in equal shares among members of that class.

7.6  RIGHTS OF PARTICIPANTS:

Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate or change a Participant's employment at any time, nor confer upon any Participant, any right to continue in the employment of the Company for any period of time or to continue his present or any other rate of compensation. No Participant in a previous Plan Year, or other Employee at any time, shall have a right to be selected for participation in a current or future Plan Year.

7.7  GOVERNING LAW:

The Plan shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

7.8  EFFECTIVE DATE:

The Plan shall be deemed effective as of January 1, 1998.

      1998 Michael Baker Corporation Incentive Compensation Plan - Summary

Attachment 1                                                   February 19, 1998
--------------------------------------------------------------------------------

ELIGIBILITY FOR INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------
Number of Participants                    Tier 1:  approximately 60
                                          Tier 2:  approximately 60
                                          Tier 3:  Discretionary

--------------------------------------------------------------------------------

Participants
TIER 1
Corporate                                 Executive Management, Officers and
                                          Directors

Business Units                            Business Unit Heads
                                          Selected Staff who support the
                                          functions of the entire Business
                                          Unit
                                          (Designated by Business Unit Head)

Business Segments-                        Profit Center Managers with greater
Engineering and Design                    than $2.5 Million net revenue
                                          responsibility
                                          (Designated by Business Unit Head)

Business Segments-Construction and        Profit Center Managers with greater
Heavy/Highway and Baker Support           than $60 Million gross revenue
Services, Inc.                            responsibility
                                          (Designated by Business Unit Head)

TIER 2
Corporate                                 Selected Functional Unit Managers

Business Units                            Selected Staff who support the
                                          functions of the entire Business Unit
                                          (Designated by Business Unit Head)

Business Segments                         Selected Managers, Other Profit Center
                                          Managers, and selected Senior Project
                                          Managers
                                          (Designated by Business Unit Head)





TIER 3                                    Discretionary

--------------------------------------------------------------------------------

Participant Recommendation                Corporate participants and Business
                                          Unit Heads (CEO)
                                          Within Business Units (Head of
                                          Business Unit)
--------------------------------------------------------------------------------
Participant Approval                      President and Chief Executive
                                          Officer
--------------------------------------------------------------------------------
Participants Added During Year?           Yes, Pro-rata
--------------------------------------------------------------------------------
Ineligible Employees                      Termination for Cause/Voluntary
                                          Resignation

--------------------------------------------------------------------------------

INCENTIVE COMPENSATION OPPORTUNITY

                                          Tier 1      Tier 2     Tier 3
Total % of Annual Salary                  0-25%       0-15%      Discretionary

First Level (total maximum)               8.333%      5%
                                                                 To Be
                                                                 Determined
Second Level (total maximum)              16.667%     10%

Third Level (total maximum)               25%         15%

--------------------------------------------------------------------------------

PERFORMANCE MEASUREMENT

Corporate  Participants,  Heads of  Business  Units  and  Staff,  Managers  with multiple  Business  Unit  responsibility,  and all  Environmental  Business Unit
Participants
Corporate Profitability Goals             50% of Potential Award

Individual Performance Plan Goals         50% of Potential Award

--------------------------------------------------------------------------------

Business Unit-Segments and Profit Center Managers
Corporate Profitability Goals             25% of Potential Award

Business Unit Performance Goals           25% of Potential Award

Individual Performance Plan Goals         50% of Potential Award

--------------------------------------------------------------------------------

PERFORMANCE GOALS

Corporate Profitability Goals
--------------------------------------------------------------------------------

Audited Corporate Earnings Per Share      % of Payout Based      Earnings
(After All Incentives Have Been Paid)     Upon Corporate Plan    Per Share
                                          -------------------    ---------
1st Level (On-Plan Performance)           33%                    $.66
2nd Level (Commendable)                   33%                    $.72
3rd Level (Outstanding)                   34%                    $.78

--------------------------------------------------------------------------------

INDIVIDUAL PERFORMANCE PLAN GOALS
                                       % of           % of
(Number of goals and % for each        Business       Business
specific goal is to be customized      Unit           Segment        Functional
for each participant based             Participants'  Participants'  Unit
upon Operating Objective,              Individual     Individual     Individual
Marketing driven orientation           Performance    Performance    Performance
and level of accountability. %         Plans          Plans          Plan
is not to be less than 10% for         -------------  -------------  -----------
any goal)
Business Unit or Business Segment          20%            20%             *
Contribution to Corporate Overhead
and Profit

New Work Added to the Company              45%            45%             *

Cash Flow Return on Investment (CFROI)     15%             *              *

Accounts Receivables                        *             15%             *

Critical Success Factors                   10%            10%            10%

Human Resources Development                10%            10%            10%


*Functional Unit Performance Plans are to be determined by Dept. Heads and participants with CEO approval

--------------------------------------------------------------------------------

POTENTIAL PAYOUT                       Corporate                    Individual
                                       Profitability                Performance
                                       Goals                        Goals
(% of Annual Salary)                   ------------                 ------------
Tier 1 Corporate and Business
Unit Heads and Staff
1st Level (On-Plan Performance)         4.167%                       4.167%
2nd Level (Commendable)                 8.334%                       8.334%
3rd Level (Outstanding)                12.500%                      12.500%




                                                       Business
                                       Corporate       Unit         Individual
                                       Profitability   Performance  Performance
                                       Goals           Goals        Goals
                                       -------------   ----------   ------------
Tier 1 Business Unit-Segments
1st Level (On-Plan Performance)         2.084%          2.084%       4.167%
2nd Level (Commendable)                 4.167%          4.167%       8.334%
3rd Level (Outstanding)                 6.250%          6.250%      12.500%
--------------------------------------------------------------------------------
                                       Corporate                    Individual
(% of Annual Salary)                   Profitability                Performance
                                       Goals                        Goals
                                       ---------------              ------------
Tier 2 Corporate and Business
Unit Staff
1st Level (On-Plan Performance)         2.50%                        2.50%
2nd Level (Commendable)                 5.00%                        5.00%
3rd Level (Outstanding)                 7.50%                        7.50%
--------------------------------------------------------------------------------
                                                       Business
                                       Corporate       Unit         Individual
                                       Profitability   Performance  Performance
                                       Goals           Goals        Goals
                                       -------------   -----------  ------------
Tier 2 Business Unit-Segments
1st Level (On-Plan Performance)         1.25%           1.25%        2.50%
2nd Level (Commendable)                 2.50%           2.50%        5.00%
3rd Level (Outstanding)                 3.75%           3.75%        7.50%
--------------------------------------------------------------------------------

THRESHOLD

Corporate
Minimum earnings per share for any Potential Payout            $0.66
on Corporate Component (after all incentives have been paid)

Business Units and Business Segments
Minimum Contribution to Overhead and Profit (After Accrual for Incentive Compensation Payments and Internal Interest Charges)

                                     Contribution
                                     ------------
Civil Business Unit                  $ 7,663,356
Civil-Engineering                    $ 7,137,564
Baker Support Services, Inc.         $   901,046

Buildings Business Unit              $ 3,484,475
Buildings-Design                     $ 2,013,734
Buildings-Construction               $ 2,440,691

Transportation Business Unit         $ 8,190,461
Transportation-Engineering           $ 7,259,758
Transportation-Heavy & Highway       $ 1,251,332

Environmental Business Unit          $ 1,989,210

Energy Business Unit                 $ 4,463,648
Energy/Baker MO                      $ 2,464,938

--------------------------------------------------------------------------------

TYPE OF PAYOUT                  Cash
--------------------------------------------------------------------------------
FREQUENCY OF PAYOUT             Annually, with payment by the following
                                year's first quarter
--------------------------------------------------------------------------------
FUNDING                         Pre-funding accrual in the year earned
--------------------------------------------------------------------------------
FORFEITURES                     Allocated toward next year's funding

--------------------------------------------------------------------------------